EXECUTION COPY




                                      OTHER

                                     CONSENT

                          Dated as of January 31, 2000

                                      under

                                CREDIT AGREEMENT

                           Dated as of March 12, 1997

     PENNCORP FINANCIAL GROUP, INC., a Delaware corporation (the "Company"), the lenders signatory to the Credit Agreement referred to below that are parties hereto, the Managing Agents and the Co-Agents named therein (the "Agents") and THE BANK OF NEW YORK, as administrative agent for the Banks (the "Administrative Agent"), hereby agree as follows (with certain terms used herein being defined in, or incorporated by reference pursuant to Section 2 hereof):

     1. Credit Agreement. (a) Reference is hereby made to the Credit Agreement, dated as of March 12, 1997, among the Company, the Banks, the Agents and the Administrative Agent (as amended, modified or waived prior to the date hereof, the "Credit Agreement").

     2. Definitions. (a) All terms defined in the Credit Agreement are used herein with the meanings therein ascribed to them.

     (b) For purposes of this Consent:

     "Other Consent Effective Date" means the date on which the condition specified in Section 5 hereof shall have been fulfilled.

     "Transferor" means a Person that Transfers any property in a Transaction.

     "Transaction" means a transaction listed on Schedule 1.

     "Transfer" means a transfer, as a repayment of Indebtedness, a dividend, a capital contribution, or a merger, of Property under a Transaction. "Transfer", when used as a verb, has a correlative meaning.

     3. Consent. (a) Upon the Other Consent Effective Date, the Majority Banks hereby consent, under the sections of the Credit Agreement and to the extent specified in Section 3(b) hereof, to (i) the consummation of the Transactions and (ii) to the release from any applicable Security Interest of the Properties that are the subjects of such Transactions.

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     (b) The consent under Section  3(a)(i) is limited to Sections  8.04,  8.06,
8.15, 8.17, 8.19(b) (but only in the case of the last Transaction listed on Schedule 1), 8.21(b), 8.23 and 8.29 of the Credit Agreement, and then only to the extent necessary to avoid a violation of such of such Section or Sections as may be applicable to such Transfer, and the release under Section 3(a)(ii) is limited to the Properties that are the subjects of the Transactions.

     4. Representations and Warranties. In order to induce the Majority Banks to grant the consents, releases and waiver effected hereunder, the Company hereby represents and warrants as follows:

     (a) The Company has the power, and has taken all necessary action (including, if a corporation, any necessary stockholder action) to authorize it, to execute, deliver and perform in accordance with its terms this Consent. This Consent has been duly executed and delivered by the Company and is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally whether at law or in equity (including principles of good faith and fair dealing). The execution, delivery and performance in accordance with its respective terms by the Company of this Consent do not and (absent any change in any Applicable Law or applicable Contract) will not (i) require any Governmental Approval or any other consent or approval (including any consent or approval of the stockholders of the Company) to have been obtained by the Company or any of its Affiliates, other than Governmental Approvals and other consents and approvals that have been obtained, are final and not subject to review on appeal or to collateral attack, are in full force and effect or (ii) violate, conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of any such Person under, (A) any Contract to which any such Person is a party or by which any such Person or any of its properties may be bound or (B) any Applicable Law.

     (b) The organizational chart attached hereto as Schedule 2 is a true and correct representation of the corporate structure of Pacific Life and Accident Insurance Company and Marketing One Financial Corporation as of January 30, 2000.

     (c) Each of the foregoing representations and warranties shall constitute representations and warranties subject to Section 9(d) of the Credit Agreement and shall be made at and as of the Other Consent Effective Date.

     5. Condition to Effectiveness. This Consent shall be effective as of the date first written above, but shall not become effective as of such date until the time as this Consent has been executed and delivered by the Company, the Majority Banks and the Administrative Agent.

     6. Governing Law. This Consent shall be governed by, and construed in accordance with, the law of the State of New York.

     7. Counterparts. This Consent may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Consent by signing any such counterpart.


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        IN WITNESS WHEREOF, the parties hereto have caused this Other Consent to be duly executed as of the day and year first above written.



                                      PENNCORP FINANCIAL GROUP, INC.



                                      By: /s/Scott D. Silverman
                                          -------------------------------------
                                          Name:   Scott D. Silverman
                                          Title:  EVP


                                      THE BANK OF NEW YORK, as  Administrative
                                      Agent,  Collateral Agent and as a Bank

                                      By: /s/Peter W. Helt
                                          -------------------------------------
                                          Name:   Peter W. Helt
                                          Title:  Vice President


                                      THE CHASE MANHATTAN BANK, as a Managing
                                      Agent and as a Bank

                                      By: /s/Glenn R. Meyer
                                          -------------------------------------
                                          Name:   Glenn R. Meyer
                                          Title:  M.D.


                                      BANK OF AMERICA, N.A., formerly known as
                                      Nations Bank, N.A., as a Managing
                                      Agent and as a Bank

                                      By: /s/William E. Livingston IV
                                          -------------------------------------
                                          Name:   William E. Livingston IV
                                          Title:  Managing Director

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


                                      FLEET NATIONAL BANK, as a
                                      Co-Agent  and as a Bank

                                      By: /s/Donald R. Nicholson
                                          -------------------------------------
                                          Name:   Donald R. Nicholson
                                          Title:  SVp


                                      MELLON BANK, N.A., as a Co-Agent
                                      and as a Bank


                                      By: /s/Gary A. Saul
                                          -------------------------------------
                                          Name:   Gary A. Saul
                                          Title:  First Vice President


                                       BANK OF MONTREAL, as a Co-Agent
                                       and as a Bank


                                       By: /s/Thomas E. McGraw
                                          -------------------------------------
                                          Name:   Thomas E. McGraw
                                          Title:  Director



                                      CIBC INC., as a Co-Agent and as a Bank


                                      By: /s/Gerald Girardi
                                          -------------------------------------
                                          Name:   Gerald Girardi
                                          Title:  Executive Director
                                                  CIBC World Markets Corp.,
                                                  as Agent

                                      DRESDNER BANK AG, NEW YORK AND
                                      GRAND CAYMAN BRANCHES, as a Co-Agent
                                      and as a Bank


                                      By: /s/Anthony C. Valencourt
                                          -------------------------------------
                                          Name:   Anthony C. Valencourt
                                          Title:  Senior Vice President

                                      By: /s/George T. Ferguson, IV
                                          -------------------------------------
                                          Name:   George T. Ferguson, IV
                                          Title:  Assistant Vice President

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                                      FIRST UNION NATIONAL BANK


                                      By: /s/Thomas L. Stitchberry
                                          -------------------------------------
                                          Name:   Thomas L. Stitchberry
                                          Title:  Senior Vice President


                                      BEAR STEARNS & CO., INC.



                                      By: /s/Gregory A. Hanley
                                          -------------------------------------
                                          Name:   Gregory A. Hanley
                                          Title:  Senior Managing Director


                                      DK ACQUISITION PARTNERS, L.P.
                                      By: M.H. Davidson & Co.,
                                          its General Partner

                                      By: /s/Michael J. Leffell
                                          -------------------------------------
                                          Name:   Michael J. Leffell
                                          Title:  General Partner


                                      ING (U.S.) CAPITAL CORPORATION


                                       By: /s/Mary Forstner
                                          -------------------------------------
                                          Name:   Mary Forstner
                                          Title:  Senior Associate



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                                                                     Schedule 1


                                  TRANSACTIONS

          1.   Dissolution of Quail Creek Recreation, Inc.

          2.   Dissolution of the Subsidiaries of Marketing One, Inc.

               a.     Marketing One of Alabama, Inc.
               b.     Marketing One Investment Services Corporation
               c.     Marketing One Securities, Inc.
               d.     Premier One, Inc.
               e.     Tax Savers Agency, Inc.

          3. Creation and incorporation of ROP Financial Group, Inc. by Southwestern Life Insurance Company;

          4. Merger of ROP Financial Group, Inc., a subsidiary of Southwestern Life Insurance Company, with and into Portsmouth Financial Group, Inc.

          5.   At the option of the Company, either:

               (a) the sale by Southwestern Life Insurance Company of ROP Financial Group, Inc.; or

               (b) dividend by Southwestern Life Insurance Company of ROP Financial Group, Inc., to the Company.

          6. The Amendment by Pacific Life and Accident Insurance Company of its bylaws to change its name therein from "RDI Life Insurance Company" to "Pacific Life and Accident Insurance Company to accurately reflect its legal name.

          7. Withdrawal of cash from the Collateral Account for the payment of interest owing on the Executive Director Escrow Amount in an amount not greater than $25,000.




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